UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2014

MIDCOAST ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-36175	61-1714064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Midcoast Energy Partners, L.P., referred to herein as “we” or “our,” issued a press release on July 31, 2014 announcing its financial results for the three and six month periods ended June 30, 2014, which is attached hereto as Exhibit 99.1. As noted in the press release, a copy of our unaudited consolidated financial statements for the three and six month periods ended June 30, 2014 is available on our website at www.midcoastpartners.com and is attached hereto as Exhibit 99.2. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

MIDCOAST ENERGY PARTNERS, L.P. (Registrant)

	By:	Midcoast Holdings, L.L.C.
its General Partner

Date: July 31, 2014	By:	/s/ Noor Kaissi
Noor Kaissi Controller (Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description

99.1	Press release of Midcoast Energy Partners, L.P., dated July 31, 2014, reporting financial results for the three and six month periods ended June 30, 2014

99.2	Unaudited consolidated financial statements of Midcoast Energy Partners, L.P. for the three and six month periods ended June 30, 2014